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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  August 2, 1994
                                                           --------------


                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New York                  1-3720                 13-3461988
        ---------------         ----------------        -------------------
        (State or other         (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)
        incorporation)



              One Town Center Road, Boca Raton, Florida 33486-1010
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code: 407/362-2000
                                                            ------------

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Item 5.   OTHER EVENTS.


          On August 2, 1994, W. R. Grace & Co. and its wholly owned subsidiary,
W. R. Grace & Co.-Conn. (collectively, "Grace"), entered into an Underwriting Agreement relating to the offering of $300 million principal amount of 8% Notes Due 2004 ("Notes"). Information concerning the Notes and related matters is set forth in Grace's Prospectus dated August 2, 1994, as supplemented by a Prospec-tus Supplement dated August 2, 1994, which have been filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          The Underwriting Agreement referred to in Item 5 is being filed as an exhibit to this Report.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                        -------------------------------
                                                (Registrant)



                                        By       s/Robert B. Lamm
                                           --------------------------------
                                                 Robert B. Lamm
                                             Vice President and Secretary

Dated: August 8, 1994


                                       -3-
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                                W. R. Grace & Co.

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
- - -----------              -----------

1                        Underwriting Agreement dated August 2, 1994